                                   SUPPLEMENT
                              DATED APRIL 2, 2007
                                     TO THE
                    MLIG VARIABLE INSURANCE TRUST PROSPECTUS
                               DATED MAY 1, 2006

ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO

On March 16, 2007, the board of trustees (the "board") for the MLIG Variable Insurance Trust voted to accept the resignation of Franklin Portfolio Advisors ("Franklin") from its role as subadviser to the Roszel/Franklin Mid Cap Growth Portfolio, and further voted to retain Cadence Capital Management LLC ("Cadence") as the replacement for Franklin. In connection with the replacement of Franklin with Cadence, the board approved changing the name of the Roszel/Franklin Mid Cap Growth Portfolio to the Roszel/Cadence Mid Cap Growth Portfolio (the "Portfolio").



This supplement provides information about Cadence and also describes the primary investment strategies of the Portfolio.

Accordingly, in general, wherever they appear throughout the Prospectus, references to the Roszel/Franklin Mid Cap Growth Portfolio should be replaced with references to the Roszel/Cadence Mid Cap Growth Portfolio and references to Franklin should be replaced with references to Cadence.

On page 22 of the Prospectus, the three paragraphs under the heading "Primary Investment Strategies" should be replaced in their entirety with the following:

The Portfolio pursues its investment objective by investing PRIMARILY in MID CAPITALIZATION EQUITY SECURITIES.

The Adviser uses a style that combines favorable growth prospects with attractive valuations, or a "growth at a reasonable price" strategy. The Adviser seeks to consistently achieve a favorable balance of growth and value characteristics for the Portfolio with stocks of companies in the Russell Midcap Index. The Adviser ranks such companies according to a series of quantitative growth criteria, such as change in consensus earning estimates over time, the company's history of meeting earnings targets, and improvements in return on equity as well as ratios that may reveal value, such as price-to-earnings ratio. The Adviser then selects individual stocks by subjecting the most attractively ranked stocks to an analysis of qualitative factors, such as strength of management, competitive industry position, and business prospects, as well as financial statement data, such as earnings, cash flows and profitability. The Adviser looks to sell a stock when company or industry fundamentals deteriorate, when its earnings decline, or when company management lowers expectations or guidance for sales or earnings. A position may be reduced if its weighting in the Portfolio becomes excessive (normally above 2% of the Portfolio's investments). The Portfolio's performance benchmark is the Russell Midcap Growth Index.

101870-0307

The Portfolio may invest up to 15% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

The section about Franklin on pages 46-47 of the Prospectus should be replaced with the following:

CADENCE CAPITAL MANAGEMENT LLC         Roszel/Cadence Mid Cap Growth Portfolio
265 Franklin Street, 11th Floor
Boston, MA  02110

Cadence Capital Management LLC provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence Capital Management LLC, commenced operations in 1988. Accounts managed by Cadence Capital Management LLC had combined assets as of December 31, 2006 of approximately $8 billion.

William B. Bannick, Managing Director, Executive Vice President and Chief Investment Officer at Cadence Capital Management LLC, jointly manages the Portfolio. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Global Investors Funds subadvised by Cadence since joining Cadence in 1992.

Robert L. Fitzpatrick, Managing Director and Portfolio Manager, jointly manages the Portfolio. Mr. Fitzpatrick is a research generalist who began his career with Cadence covering the hardware side of the technology industry, including semiconductors, computers, other equipment and telecommunications. He manages separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Global Investors Funds subadvised by Cadence since joining Cadence in 1999.

                                     *  *  *

Please retain this supplement with your Prospectus for future reference.

                                   SUPPLEMENT
                              DATED APRIL 2, 2007
                                     TO THE
                         MLIG VARIABLE INSURANCE TRUST
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2006

ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO

On March 16, 2007, the board of trustees (the "board") for the MLIG Variable Insurance Trust voted to accept the resignation of Franklin Portfolio Advisors ("Franklin") from its role as subadviser to the Roszel/Franklin Mid Cap Growth Portfolio, and further voted to retain Cadence Capital Management LLC ("Cadence") as the replacement for Franklin. In connection with the replacement of Franklin with Cadence, the board approved changing the name of the Roszel/Franklin Mid Cap Growth Portfolio to the Roszel/Cadence Mid Cap Growth Portfolio (the "Portfolio").

This supplement provides additional information about Cadence.

Accordingly, in general, wherever they appear throughout the Statement of Additional Information ("SAI"), references to the Roszel/Franklin Mid Cap Growth Portfolio should be replaced with references to the Roszel/Cadence Mid Cap Growth Portfolio and references to Franklin should be replaced with references to Cadence.

On page 40 of the SAI, the information about Franklin should be deleted. Page 40 currently contains information about Cadence.

On page 43 of the SAI, the thirteenth row of the table should be replaced with the following:

Roszel/Cadence Mid Cap          Cadence Capital Management LLC             March 16, 2007
Growth Portfolio

On page 45 of the SAI, the thirteenth row of the table should be replaced with the following:

Roszel/Cadence Mid Cap          Cadence Capital                            0.35% on the first $200 million,
Growth Portfolio                Management LLC                             0.27% on the second $200 million, and
                                                                           0.25% on assets in excess of $400 million

On pages 55 and 57 of the SAI, the information about Franklin should be deleted. Information about Cadence and the portfolio managers is contained on pages 52 and 53 of the SAI.

With respect to the charts in Appendix 2 of the SAI, from page 94 to 101, the entries for Franklin should be deleted. The charts currently contain a description of the Cadence's proxy voting policies (under the heading "CCM").

Information about Franklin's proxy voting policies on pages 131-132 of the SAI should be deleted. Information about Cadence's proxy voting policies is contained on pages 126-127 of the SAI.

                                     *  *  *

Please retain this supplement with your SAI for future reference.